UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2017

(Date of earliest event reported)

General Agriculture Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue, Suite 201

New York, NY 10016

(Address of principal executive offices and zip code)

Phone: 212-871-6174

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2017, all officers and directors of General Agriculture Corporation (“Company”) resigned from all the positions they held in the Company, including:

Xingping Hou resigned from Director, Chairman, Chief Executive Officer

Shaokang Zeng resigned from Director, Secretary and Treasurer
Liwei Jia resigned from Director
Wei Lu resigned from Director
Hongcai Li resigned from Director

On June 30, 2017, Man Yam became the Director, Chairman, President, Chief Executive Officer and Chief Financial Officer of the Company.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General Agriculture Corporation

Dated: June 30, 2017	/s/ Man Yam Man Yam Chairman, President